UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

Franklin BSP Capital Corporation

(Exact name of registrant as specified in charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2024, FBLC Funding I, LLC (the “Subsidiary”), a wholly-owned, special purpose financing subsidiary of Franklin BSP Capital Corporation (the “Corporation”) entered into Amendment No. 4 (together with any documents executed in connection therewith, “Amendment No. 4”) to that certain loan and servicing agreement (as amended and together with any other documents executed in connection therewith, the “Amended Credit Facility”), initially entered into as of August 28, 2020, by and among the Corporation, the Subsidiary, Wells Fargo Bank, National Association, as administrative agent and lender, U.S. Bank National Association as collateral custodian and U.S. Bank Trust Company, National Association, as collateral agent. Amendment No. 4, among other things, reduces the spread on borrowings under the Amended Credit Facility from 2.75% to 2.15% per annum. The Subsidiary incurred other customary costs and expenses in connection with Amendment No. 4.

The foregoing description is only a summary of the material provisions of Amendment No. 4 and is qualified in all respects by the provisions of Amendment No. 4, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Fourth Amendment to Loan and Servicing Agreement, dated as of August 30, 2024, by and among FBLC Funding I, LLC, as the borrower, Franklin BSP Capital Corporation, as the collateral manager, Wells Fargo Bank, National Association, as administrative agent, U.S. Bank National Association, as collateral custodian, U.S. Bank Trust Company, National Association as collateral agent and each of the lenders from time to time party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP CAPITAL CORPORATION

Date: September 6, 2024	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer

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